UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 27, 2013 (March 27, 2013)

Date of Report (date of earliest event reported)

NEUROGESX, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33438 (Commission File Number)	94-3307935 (I.R.S. Employer Identification Number)

999 Baker Street, Suite 200, San Mateo, California 94404

(Address of principal executive offices)

(650) 358-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As a result of the current cash position and funding prospects of NeurogesX, Inc. (the “Company”), the Company has insufficient resources to carry out its operations. Consequently, the Company has taken, and expects to continue to take, steps to preserve its remaining cash (including, as previously disclosed on the Company’s March 5, 2013 Current Report on Form 8-K, terminating most of its employees), and is in the process of seeking potential acquirors for the Company’s assets. There is no assurance, however, that the Company will be able to obtain such acquirors or that any such agreements will be timely executed, if at all, to carry out such asset sales, or that the proceeds of any such asset sales will be sufficient to repay outstanding obligations of the Company to its creditors (or that there will be any residual proceeds thereafter that could be available for distribution to the Company’s stockholders).

In addition, the Company does not currently have sufficient resources to meet its reporting obligations under the Exchange Act of 1934 (the “Act”) and does not currently expect to be in a position to file its Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 10-K”). As a result, the Company expects to file a Form 12b-25 with the Securities and Exchange Commission (the “SEC”) in accordance with the requirements of the Act. If the Company is successful in obtaining a commitment from a potential acquiror of the Company’s assets, the Company may, in expectation of a potential closing of an asset sale and obtaining proceeds from such sale, attempt to divert a portion of its limited cash resources towards filing the 2012 10-K. However, there can be no assurance that the expected proceeds from any such sale, if a commitment is obtained, will be sufficient to allow the Company to make a determination to pursue filing of the 2012 10-K. In anticipation of potentially making a 2012 10-K filing, and with a view toward the Company’s expected continuing inability to fund future reporting under the Act even if an asset sale is carried out, the Company is in the process of taking down its currently active registration statements on file with the SEC. If the securities under such registration statements are timely deregistered, and if the Company files a 2012 10-K, the Company currently expects to seek suspension of its status as a reporting entity under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

By:	/s/ Stephen F. Ghiglieri
Stephen F. Ghiglieri
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date: March 27, 2013

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